____________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 20, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            Effective November 20, 2006, Richard Humphrey, Chief Operating Officer of Integrated Electrical Services, Inc. (the “Company”), will no longer be performing that function and is moving into a newly created management position as Senior Vice President of the Company responsible for leading the Company’s new contract review and bid authorization process. Mr. Humphrey will also guide and implement the Company’s “School-To-Work” initiative, the Company’s strategic response to addressing the severe shortage of skilled craft workers facing the electrical contracting industry.

A copy of the press release issued on November 20, 2006 announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description
99.1	Press Release dated November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By: ____/s/ Curt L. Warnock_________________

Curt L. Warnock

Senior Vice President and General Counsel

Date: November 20, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 20, 2006